Neuberger&Berman Equity Funds(REGISTERED TRADEMARK)

Supplement to the Prospectus dated  December 6, 1996

     The following replaces pages 48-49 of the Prospectus under the heading MANAGEMENT AND ADMINISTRATION-Investment Manager, Administrator, and
Sub-Adviser. The following is information about the individuals who are primarily responsible for the day-to-day management of the Portfolios.
     Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN Portfolio - Kent C. Simons and Kevin L. Risen. Mr. Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Fund's predecessor since 1988, and for Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund's predecessor since 1983. Mr. Risen has had those responsibilities since 1996. Mr. Risen has been a portfolio manager for Neuberger&Berman since 1995. He was a research analyst at Neuberger&Berman from 1992 to 1995; from 1990 to 1992, he was a research analyst at another prominent financial services firm.
     Neuberger&Berman GENESIS Portfolio - Judith M. Vale. Ms. Vale has been a member of Neuberger&Berman's Small Cap Group since 1992, a Vice President of N&B Management since November 1994 and a principal of Neuberger&Berman since July 1996. She has been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994. Ms. Vale was a portfolio manager for another investment management group from 1990 to 1992.
     Neuberger&Berman INTERNATIONAL Portfolio -- Felix Rovelli, manager of the Portfolio, is on a leave of absence attending to a personal matter. Valerie Chang, an Assistant Vice President of N&B Management and an assistant portfolio manager for the Portfolio from December 1996 until June 1997, is currently responsible for the day-to-day management of the Portfolio. Ms. Chang served in the investment banking division of Salomon Brothers and Morgan Stanley & Co., Inc. from 1993 until 1995 and as a senior securities analyst for TIAA/CREF from 1995 until December 1996.
     Neuberger&Berman MANHATTAN Portfolio - Mark R. Goldstein and Susan Switzer. Mr. Goldstein is a Vice President of N&B Management and a principal of Neuberger&Berman. Previously he was a securities analyst and portfolio manager with that firm. He has had responsibility for Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund's predecessor since June 1992. Ms. Switzer has been an Assistant Vice President of N&B Management since March 1995 and a portfolio manager for Neuberger&Berman since January 1995. Ms. Switzer was a research analyst and assistant portfolio manager for another money management firm from 1989 to 1994.
     Neuberger&Berman PARTNERS Portfolio - Michael M. Kassen and Robert L. Gendelman. Mr. Kassen is a Vice President of N&B Management and a principal of Neuberger&Berman. He has had responsibility for Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund's predecessor since June 1990. Mr. Kassen was an employee of N&B Management from 1990 to December 1992. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of N&B Management. Mr. Gendelman has had responsibility for Neuberger&Berman PARTNERS Portfolio since October 1994. He was a portfolio manager for another mutual fund manager from 1992 to 1993 and was managing partner of an investment partnership from 1988 to 1992.
     Neuberger&Berman SOCIALLY RESPONSIVE Portfolio - Janet Prindle. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a principal of Neuberger&Berman since 1983. Ms. Prindle is a Director of SOCIALLY RESPONSIVE Investment Services at Neuberger&Berman, and has been researching and developing corporate responsibility criteria as they apply to investments since 1989. She has been managing money using these criteria since 1990. Ms. Prindle has been responsible for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since its inception in March 1994.
     Neuberger&Berman acts as the principal broker for the Portfolios (except Neuberger&Berman INTERNATIONAL Portfolio), and may act as broker for Neuberger&Berman INTERNATIONAL Portfolio, in the purchase and sale of portfolio securities and in the purchase and sale of options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
     The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
     To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trust, the Managers Trusts, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

     This Supplement supercedes the Supplement dated December 17, 1996.

     The date of this Supplement is June 3, 1997.